N-SAR Item 77C- Attachment
Barclays Global Investors Funds
Shareholder Meeting Results

The Annual Meeting of Shareholders of Barclays Global Investors Funds, Inc. was held on November 16, 2001. At the Meeting, the following matters were voted upon and approved by the shareholders of the LifePath Portfolios. The results of the voting are presented below.

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Proposal 1(A) *
To elect the seven nominees specified below                                Votes                Votes
as Directors of the Company.                                                For                Withheld
          Mary G.F. Bitterman                                             390,663,741          7,648,219
          Jack S. Euphrat                                                 390,664,196          7,647,764
          R. Greg Feltus                                                  390,665,087          7,646,873
          W. Rodney Hughes                                                390,664,196          7,647,764
          Lee T. Kranefuss                                                390,665,223          7,646,737
          Richard K. Lyons                                                390,665,223          7,646,737
          Leo Soong                                                       390,665,223          7,646,737

Messrs. Euphrat, Feltus, Hughes and Soong previously served as Directors of the Company and were reelected.  Ms. Bitterman, Mr. Kranefuss and Mr. Lyons were newly elected. All seven Directors of the Company now serve as Trustees of the Trust.


Proposal 1(B)
To elect the seven nominees specified below                                Votes              Votes
as Trustees of Master Investment Portfolio.                                 For             Withheld
     LifePath Income Portfolio
          Mary G.F. Bitterman                                               1,680,863            118,435
          Jack S. Euphrat                                                   1,680,863            118,435
          R. Greg Feltus                                                    1,680,863            118,435
          W. Rodney Hughes                                                  1,680,863            118,435
          Lee T. Kranefuss                                                  1,680,863            118,435
          Richard K. Lyons                                                  1,680,863            118,435
          Leo Soong                                                         1,680,863            118,435
     LifePath 2010 Portfolio
          Mary G.F. Bitterman                                               5,187,404            267,051
          Jack S. Euphrat                                                   5,187,404            267,051
          R. Greg Feltus                                                    5,187,404            267,051
          W. Rodney Hughes                                                  5,187,404            267,051
          Lee T. Kranefuss                                                  5,187,404            267,051
          Richard K. Lyons                                                  5,187,404            267,051
          Leo Soong                                                         5,187,404            267,051
     LifePath 2020 Portfolio
          Mary G.F. Bitterman                                              12,804,693          2,456,561
          Jack S. Euphrat                                                  12,804,693          2,456,561
          R. Greg Feltus                                                   12,804,693          2,456,561
          W. Rodney Hughes                                                 12,804,693          2,456,561
          Lee T. Kranefuss                                                 12,804,693          2,456,561
          Richard K. Lyons                                                 12,804,693          2,456,561
          Leo Soong                                                        12,804,693          2,456,561
     LifePath 2030 Portfolio
          Mary G.F. Bitterman                                               3,927,029            161,211
          Jack S. Euphrat                                                   3,927,029            161,211
          R. Greg Feltus                                                    3,927,029            161,211
          W. Rodney Hughes                                                  3,927,029            161,211
          Lee T. Kranefuss                                                  3,927,029            161,211
          Richard K. Lyons                                                  3,927,029            161,211
          Leo Soong                                                         3,927,029            161,211
     LifePath 2040 Portfolio
          Mary G.F. Bitterman                                               3,597,730             82,345
          Jack S. Euphrat                                                   3,597,730             82,345
          R. Greg Feltus                                                    3,597,730             82,345
          W. Rodney Hughes                                                  3,597,730             82,345
          Lee T. Kranefuss                                                  3,597,730             82,345
          Richard K. Lyons                                                  3,597,730             82,345
          Leo Soong                                                         3,597,730             82,345


Proposal 2(A)
To approve converting the Portfolio's
investment objectives from fundamental to               Votes              Votes              Votes            Broker
non-fundamental.                                         For              Against          Abstaining       Non-Votes **
     LifePath Income Portfolio                           1,600,773             74,699            121,358             2,468
     LifePath 2010 Portfolio                             4,795,083            384,112            192,338            82,922
     LifePath 2020 Portfolio                            12,270,628            446,327          2,440,459           103,840
     LifePath 2030 Portfolio                             3,470,562            417,143            139,668            60,867
     LifePath 2040 Portfolio                             3,019,915            519,216             83,670            57,274


Proposal 2(B)
To instruct the Portfolio to approve a proposal
to convert the investment objectives of each
Portfolio's corresponding Master Portfolio from         Votes              Votes              Votes            Broker
fundamental to non-fundamental.                          For              Against          Abstaining       Non-Votes **
     LifePath Income Portfolio                           1,601,303             74,169            121,358             2,468
     LifePath 2010 Portfolio                             4,794,863            384,112            192,558            82,922
     LifePath 2020 Portfolio                            12,271,741            445,580          2,440,094           103,839
     LifePath 2030 Portfolio                             3,470,183            417,522            139,668            60,867
     LifePath 2040 Portfolio                             3,018,597            520,612             83,593            57,273


Proposal 3
Not applicable to the LifePath Portfolios.  Relates to the Bond Index Fund only.


Proposal 4
To approve changing the asset allocation model
of the LifePath Portfolios to increase the
"normal" equity allocation percentage for each
LifePath Portfolio that has reached its time            Votes              Votes              Votes            Broker
horizon.                                                 For              Against          Abstaining       Non-Votes **
     LifePath Income Portfolio                           1,587,790             87,682            121,358             2,468
     LifePath 2010 Portfolio                             5,084,166             95,029            192,338            82,922


Proposal 5(A).
To approve amending the Portfolio's fundamental
investment policy concerning industry                   Votes              Votes              Votes            Broker
concentration.                                           For              Against          Abstaining       Non-Votes **
     LifePath Income Portfolio                           1,601,303             74,169            121,358             2,468
     LifePath 2010 Portfolio                             4,796,186            382,789            192,558            82,922
     LifePath 2020 Portfolio                            12,273,424            443,883          2,440,107           103,840
     LifePath 2030 Portfolio                             3,470,852            415,633            140,888            60,867
     LifePath 2040 Portfolio                             3,020,127            518,630             84,045            57,273


Proposal 5(B)
To approve amending the Portfolio's
fundamental investment policy concerning                Votes              Votes              Votes            Broker
diversification.                                         For              Against          Abstaining       Non-Votes **
     LifePath Income Portfolio                           1,600,773             74,699            121,358             2,468
     LifePath 2010 Portfolio                             4,797,079            381,896            192,558            82,922
     LifePath 2020 Portfolio                            12,273,756            443,574          2,440,084           103,840
     LifePath 2030 Portfolio                             3,470,182            413,795            143,396            60,867
     LifePath 2040 Portfolio                             3,020,436            518,791             83,574            57,274


Proposal 5(C)
To approve amending the Portfolio's fundamental
investment policy concerning the borrowing              Votes              Votes              Votes            Broker
of money.                                                For              Against          Abstaining       Non-Votes **
     LifePath Income Portfolio                           1,601,199             74,169            121,462             2,468
     LifePath 2010 Portfolio                             4,794,160            384,414            192,960            82,921
     LifePath 2020 Portfolio                            12,263,822            453,508          2,440,084           103,840
     LifePath 2030 Portfolio                             3,466,007            421,697            139,668            60,868
     LifePath 2040 Portfolio                             3,017,849            521,359             83,593            57,274


Proposal 5(D)
To approve amending the Portfolio's fundamental
investment policy concerning the issuance               Votes              Votes              Votes            Broker
of senior securities.                                    For              Against          Abstaining       Non-Votes **
     LifePath Income Portfolio                           1,601,303             74,169            121,358             2,468
     LifePath 2010 Portfolio                             4,797,423            380,930            193,180            82,922
     LifePath 2020 Portfolio                            12,272,177            445,130          2,440,107           103,840
     LifePath 2030 Portfolio                             3,466,027            421,332            140,013            60,868
     LifePath 2040 Portfolio                             3,014,274            524,688             83,839            57,274


Proposal 5(E)
To approve amending the Portfolio's
fundamental investment policy concerning                Votes              Votes              Votes            Broker
lending.                                                 For              Against          Abstaining       Non-Votes **
     LifePath Income Portfolio                           1,601,199             74,169            121,462             2,468
     LifePath 2010 Portfolio                             4,797,757            381,438            192,338            82,922
     LifePath 2020 Portfolio                            12,264,967            452,363          2,440,084           103,840
     LifePath 2030 Portfolio                             3,466,027            417,950            143,396            60,867
     LifePath 2040 Portfolio                             3,018,105            521,123             83,574            57,273


Proposal 5(F)
To approve amending the Portfolio's
fundmental investment policy concerning                 Votes              Votes              Votes            Broker
underwriting.                                            For              Against          Abstaining       Non-Votes **
     LifePath Income Portfolio                           1,600,773             74,699            121,358             2,468
     LifePath 2010 Portfolio                             4,793,681            384,892            192,960            82,922
     LifePath 2020 Portfolio                            12,266,584            450,737          2,440,094           103,839
     LifePath 2030 Portfolio                             3,465,497            421,333            140,543            60,867
     LifePath 2040 Portfolio                             3,018,126            521,102             83,574            57,273


Proposal 5(G)
To approve amending the Portfolio's fundamental
investment policy concerning investments                Votes              Votes              Votes            Broker
in real estate.                                          For              Against          Abstaining       Non-Votes **
     LifePath Income Portfolio                           1,600,773             74,699            121,358             2,468
     LifePath 2010 Portfolio                             4,873,828            305,368            192,338            82,921
     LifePath 2020 Portfolio                            12,301,429            415,901          2,440,084           103,840
     LifePath 2030 Portfolio                             3,497,098            390,607            139,668            60,867
     LifePath 2040 Portfolio                             3,020,465            518,762             83,574            57,274


Proposal 5(H)
To approve amending the Portfolio's fundamental
investment policy concerning investments in             Votes              Votes              Votes            Broker
commodities and commodity contracts.                     For              Against          Abstaining       Non-Votes **
     LifePath Income Portfolio                           1,601,303             74,169            121,358             2,468
     LifePath 2010 Portfolio                             4,795,388            383,804            192,341            82,922
     LifePath 2020 Portfolio                            12,272,177            445,153          2,440,084           103,840
     LifePath 2030 Portfolio                             3,471,695            416,009            139,669            60,867
     LifePath 2040 Portfolio                             3,018,502            520,725             83,574            57,274


Proposal 5(I)(i)
Not applicable to the LifePath Portfolios.  Relates to the other Funds in the Company.


Proposal 5(I)(ii)
Not applicable to the LifePath Portfolios.  Relates to the other Funds in the Company.


Proposal 5(I)(iii)
Not applicable to the LifePath Portfolios.  Relates to the Money Market and Institutional Money Market Funds only.


Proposal 5(I)(iv)
Not applicable to the LifePath Portfolios.  Relates to the Money Market and Institutional Money Market Funds only.


Proposal 5(I)(v)
To approve converting the Portfolio's fundamental
policy concerning securities on margin to a             Votes              Votes              Votes            Broker
non-fundamental policy.                                  For              Against          Abstaining       Non-Votes **
     LifePath Income Portfolio                           1,588,295             87,073            121,462             2,468
     LifePath 2010 Portfolio                             4,760,731            417,622            193,180            82,922
     LifePath 2020 Portfolio                            12,224,767            492,554          2,440,094           103,839
     LifePath 2030 Portfolio                             3,464,068            423,636            139,668            60,868
     LifePath 2040 Portfolio                             3,018,145            521,064             83,593            57,273


Proposal 6 *
To approve the redomiciling of the Company              Votes              Votes              Votes            Broker
as a Delaware Business Trust and thereafter              For              Against          Abstaining       Non-Votes **
dissolve the existing Maryland Corporation.            386,821,101          4,690,788          4,843,461         1,956,610

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* Denotes Company-wide proposals and voting results.

**Broker Non-Votes are proxies received by the Fund from brokers or nominees, who neither has received instructions from the beneficial owner or other persons entitled to vote, nor has discretionary power to vote on a particular matter.